EXHIBIT 99.1

September 2011

(NASDAQ: AUXL)

Safe Harbor Statement

We will make various remarks relating to our current plans, potential future events, and what we believe to be the prospects for the Company during this conference call that constitute forward-looking statements for purposes of the Safe Harbor provisions under the Private Securities Litigation Reform Act of 1995. Today our forward-looking statements will cover, among other things, the Company’s expected financial performance, results and strategic priorities during 2011; the design and methodology, and the timing to report results, of the phase III trials for XIAFLEX for the treatment of Peyronie’s; the commercial success in the U.S. of XIAFLEX for Dupuytren’s contracture; Pfizer’s ability to commercialize XIAPEX for Dupuytren’s contracture in EU and Eurasian markets, including the timing or likelihood of additional launches in those markets and our receipt of any applicable milestone payments from Pfizer; Asahi Kasei Pharma’s ability to develop, register for approval and commercialize XIAFLEX for Dupuytren’s contracture and Peyronie’s disease in Japan; the potential for XIAFLEX to become the standard of care for the treatment of Dupuytren’s and the size of the Dupuytren’s market; the potential for adverse events when using XIAFLEX for the treatment of Dupuytren’s contracture in the future; the ability to obtain reimbursement for XIAFLEX, developments in the reimbursement process and the effect of the reimbursement process on the success of the XIAFLEX launch, including the timing and likelihood of the issuance of a CPT code for XIAFLEX; the long-term demand for XIAFLEX; the effect of the identified leading indicators on the success of the XIAFLEX launch and future net revenues; additional Phase IV clinical trials for XIAFLEX; peer to peer dialogue programs for U.S. physicians and our U.S. patient education campaign; the potential for XIAFLEX to be used in multiple indications, including for the treatment of cellulite, Frozen Shoulder syndrome and canine and human lipomas, the effectiveness of XIAFLEX for any such indications, and the success of efforts to advance any such new indications; patent protection for XIAFLEX; the cellulite market; the timing, commencement, methodology, safety and efficacy of planned clinical trials for XIAFLEX for the treatments of cellulite, frozen shoulder syndrome, and human and canine lipomas; our future relationship with BioSpecifics Technologies Corp.; the likelihood and effect of competition in the testosterone replacement therapy gel market; business development efforts and opportunities to build out the Company’s pipeline; our ability to maximize the value of XIAFLEX and Testim, deliver on our current pipeline, build out our pipeline and create shareholder value; the timing and likelihood of the Company achieving profitability and sustaining growth. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 under the heading “Risk Factors,” which are on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “For Investors—SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

2

Our Vision Is to Become a Rapidly Growing, Profitable and Sustainable Biopharmaceutical Company

Shareholder Value

Maximize Value of Testim and XIAFLEX

Build Out Pipeline in Specialty Therapeutic Areas

Deliver on Current Pipeline

XIAFLEX and Testim Are Global Product Opportunities

Territory XIAFLEX Testim

U.S. Canada EU Japan ROW

Open

Open

Open

Auxilium Has a 6 Year Net Revenue CAGR of 42.5%


2Q11 XIAFLEX Net Revenues $15.4M (including $9.9M in U.S. revenues)
2Q11 Testim Net Revenues $50.5M, 7% y/y growth
Net Revenue (000's)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Q3 03
Q4 03
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Testim Net Revenue
XIAFLEX Net Revenue

AUXILIUM
Innovations for Life™

5

6

Dupuytren’s Contracture

and Surgery Has Been the Standard of Care

Excessive collagen in fascia of hand Nodules or pits are an early, active presentation Rope-like cords develop in the finger and result in contractures Quality of life and daily activities affected pre-operative open fasciectomy

Intra-operative open fasciectomy

Surgery has been reserved for advanced disease due to the nature of the disease, unpredictable results, complications, long recovery time and recurrence/additional surgeries

Immediately post-operative

Pictures courtesy of Dr. Clayton Peimer

We Believe XIAFLEX Is a Paradigm Changing Treatment

Pre XIAFLEX injection

Simple, non-invasive injection of XIAFLEX

Established mechanism of action and selective for specific types of collagen XIAFLEX’s post-approval profile is consistent with clinical trial experience

8

Strategies for Establishing XIAFLEX as the Standard of Care

Disseminate our excellent clinical efficacy and safety data;

Facilitate peer to peer dialogue with physicians and reimbursement specialists;

Educate patients and health care providers who inject, as well as those who refer to our target specialists, on a non-surgical option;

Streamline the reimbursement process, and;

Activate a critical mass of experienced prescribers

XIAFLEX Launch Strategy is Tailored to Customer Needs

~ 6,000 target physicians

– Hand surgeons, plastic surgeons, orthopedic surgeons, general surgeons, rheumatologists

~ 100 field based personnel

– Sales reps, sales managers, and reimbursement specialists

Medical science liaisons

– Key opinion leader and regional opinion leader support

We Believe the U.S. Dupuytren’s Opportunity Is Significant

$350 Million Market Opportunity

$1 Billion Annual Market Opportunity

>$3 Billion Market Opportunity

70,000 Surgical 2,3,4 Patients Annually

300,000 Diagnosed Patients Annually 2,3,4

>1 Million Diagnosed Patients 2,4

Sources:

1. Dupuytren’s Disease – Tubiana, LeClerq, Hurst, Badalamente, Mackin

2. SDI Claims Data Based Projections

3. Medicare Data Based Projections (BESS database used, Medicare 5% database also used to validate numbers)

4. Auxilium Research (Patient Segmentation, Forecast Research, WK/AMA Databases)

XIAFLEX U.S. Post-Marketing Safety Experience Comparable to Clinical Trial Experience

Information reported since U.S. approval of XIAFLEX

– Feb 2, 2010 to June 30, 2011

Approximately 11,000 injections administered post-approval in the U.S.

– Approximately 1.1 injections per patient

– Assumption: Approximately 10,000 patients

No clinically significant change in nature of events expected Reporting rate did not suggest worsening in occurrence of any events No safety signals identified

Launch Update Through August 2011

Leading Indicators Trending Positively

—Cumulative enrollment & sites that have ordered XIAFLEX

3500 3000 2500 2000 1500 1000 500 0

PHYSICIAN ENROLLMENTS

SITES ENROLLED

UNIQUE SITES ORDERING

2597 2512 2400 2306 2202 2097 1994 1937 1845 1693 1758 1613 1509 1422

983 772 841 902 671 576 500

2974 2885 2765 2820 2669

2250 2134 2180 2077 2002

1100 1156 1203 1244 1048

Sep Oct Nov Dec Jan ‘11 Feb Mar Apr May Jun Jul Aug

Sites Moving from Test Drive to Increasing Usage

Number of Sites

500 450 400 350 300 250 200 150 100 50 0

456 480

460 457 444 451 434 437

438 308 429 407 286 408 372 261 347 229

203

182

147

August (1244 Sites) July (1203 Sites) June (1156 Sites) May (1100 Sites) Apr (1048 Sites) Mar (983 Sites) Feb (902 Sites)

Quarterly XIAFLEX Revenue (in $ millions)

$18.0

$16.0

$14.0

$12.0

$10.0 $8.0 $6.0 $4.0 $2.0 $-

Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011

$1.1

$2.0

$1.1

$4.6

$1.1

$7.3

$1.8 $1.8* $8.7

$5.5

$9.9

U.S. Revenues EX- U.S. and Contract Revenues

* Includes one-time revenue recognition change of $1.8 million

We Expect the Global Dupuytren’s Market to Develop in 2011 and 2012

U.S.

• XIAFLEX specific J-code J0775 effective Jan. 1

• U.S. CPT code guidance expected for Jan. 2012

• Additional phase IV clinical trials

• Increasing peer to peer dialogue programs for U.S. physicians

• Targeted U.S. patient education campaign planned ROW

• Pfizer launch of XIAPEX® in EU began in 2Q11

• Asahi Kasei development of XIAFLEX in Japan

Testim® 1% Testosterone Gel

• Indicated for testosterone replacement therapy in adult males for hypogonadism

• Launched in U.S. in 2003 and EU in 2006

• >8 yrs of use with established safety and efficacy

>~100M daily doses since launch

>16 clinical studies involving approx. 1,800 patients

• Applied once daily at 5-10mg

>90% stay on starting dose of 5mg (one tube)

>Simple application process

Hypogonadism Is an Unmet Need and Under-penetrated Market

• 39% of U.S. males over 45 yrs are hypogonadal1

>Less than 10% of affected population receives treatment • Increasing physician and patient education and awareness should result in increased treatment

1 Mulligan T. et al. Int J. Clin Pract 2006

Gels Continue to Drive Significant Growth in TRT Marketplace

1,400 1,200 1,000 800 600 400 200

0

($ in millions)

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

$1,041

$810

$663

$554 $483 $1,149 $451 $390 $892 $302 $685 $210 $545 $439 $118 $371 $334

$77 $281

$49 $59 $198 $117 $35

$1,329

Gel Patch Oral Injectables

Source: IMS data

Testosterone Replacement Therapy Landscape is Changing

New competition in 2011 should help increase overall market

Axiron 2% solution Fortesta 2% gel Androgel 1.6% gel

Expected further increase in physician and patient education and awareness

XIAFLEX Pipeline

XIAFLEX® Represents a Pipeline in a Product

—U.S. patent protected through 2028

PRODUCT LATE RESEARCH PRE-CLINICAL PHASE I PHASE II PHASE III MARKET

XIAFLEX XIAFLEX XIAFLEX XIAFLEX XIAFLEX XIAFLEX

Dupuytren’s

Peyronie’s

Frozen Shoulder Syndrome Canine Lipoma* Human Lipoma* Cellulite*

*Right to exercise option for exclusive global license from BioSpecifics Technologies Corp.

Peyronie’s disease Is a Devastating Disorder

with No Approved Therapies

Scarring phenomenon affecting the tunica albuginea1

Plaques show excessive collagen deposition2 Potential Symptoms

>Pain with erection, penile curvature/ deviation, penile shortening, indentations, and/or erectile dysfunction

>May experience difficulty with sexual intercourse, loss of self-esteem, and depression

1 Smith BH. Am J Clin Pathol. 1966;45:670-678.

2 Somers KD, Dawson DM. J Urol. 1997;157:311-315.

We believe Peyronie’s Disease Is Under-diagnosed and Under-treated

Prevalence of Peyronie’s disease is estimated to be approximately 5% in adult men1,2,3

>Actual prevalence may be higher, based on autopsies4

•Prevalence rate increases with age

>The average age of disease onset is 53 years5

•High association with other diseases such as:

>Diabetes, erectile dysfunction (ED), Dupuytren’s contracture, plantar fascial contracture, tympanosclerosis, gout, and Paget’s disease6

1 Bella A. Peyronie’s Disease J Sex Med 2007;4:1527–1538

2 Lue TF, et al. Summary of the recommendations on sexual dysfunctions in men. J Sex Med 2004;1:6–23.

3 Mulhall JP, et al. Subjective and objective analysis of the prevalence of Peyronie’s disease in a population of men presenting for prostate cancer screening. J Urol 2004;171:2350–3.

4 Smith BH. Am J Clin Pathol. 1966;45:670-678.

5 Lindsay MB, J Urol. 1991;146:1007-1009.

6 Nyberg L, J Urol.128: 48, 1982

Peyronie’s Disease Phase III Development Program

~ # XIAFLEX:

Study Type Sites Duration

Subjects Placebo

Double-blind, ~ 30 US

AUX-CC-803 400 2:1 52 Wks

placebo controlled 5 AUS

Double-blind, ~ 30 US

AUX-CC-804 400 2:1 52 Wks

placebo controlled 5 AUS

12 US

AUX-CC-802 Open Label 250 6 NZ N/A 36 Wks

18 EU

AUX-CC-805 Pharmacokinetics 16 1 US N/A 4 Wks

XIAFLEX 0.58 mg

Two injections per treatment cycle 24 to 72 hours between injections Penile plaque modeling following each cycle Up to 4 cycles at 6 week intervals

Co-primary endpoints of disease bother and penile curvature

We Believe Changes to the Phase IIb Trial Design Should Increase the Chance of Success in Phase III

4 cycles of therapy in the phase III trial

All patients receive modeling in the phase III trial

All patients must have greater than 12 months of disease since diagnosis to enter the phase III trial

Mean net improvements in phase IIb penile curvature and bother domain for modeling arm would have met statistical significance using phase III co-primary endpoint requirements

Peyronie’s Pivotal Phase III Update

Active dosing phase complete

Entering 34 week follow-up phase of studies

Top line results in Peyronie’s should be available in 2Q12

Collagen Septae Enable Edematous Fibrosclerotic Panniculopathy (EFP)

Cellulite

Collagen Network

EFP Represents an Unmet Medical Need

• Current non-surgical treatment options have not shown benefit in EFP

– OTC pills, creams and lotions.

– Unapproved mixtures of enzymes and fat dissolvers

– Various devices, including lasers

• There are currently no FDA approved medical therapies for EFP

• Surgical approaches have shown some benefit, but are invasive

– Liposuction

– Subscision

• We believe XIAFLEX may enable physicians to enzymatically and specifically lyse the septae, in a more targeted fashion than subscision, possibly resulting in a smoother appearance to the skin surface.

Early Pilot Phase I Trial was Encouraging

• Drs. Dagum and Badalamente at SUNY Stony Brook

• 10 female subjects were treated with a single 0.58 mg dose of collagenase

• 76% reduction in the physician reported appearance of cellulite and a patient satisfaction score of 1.75 at 6 months

– Scale for the patient satisfaction scoring ranged from 1 being completely satisfied and 4 being not satisfied

Before Collagenase

One month after Collagenase

Six months after Collagenase

Considerable Work Done in Cellulite

Pre-IND meeting with FDA to determine a path forward

Pre-clinical work done with subcutaneous injections of XIAFLEX at variable doses in a mini-pig study

Lysis of collagen in dermal septae was observed at all doses

Completing stability work on new diluent and dosage formulations

Preparation for the filing of an IND in the 4Q11

Cellulite – Phase Ib Dose Escalation Study

•Expected to begin in 1Q12

•Assess the safety and efficacy of XIAFLEX in the treatment of cellulite

–Multiple doses in various volumes and concentrations

–10 injection sites over an 8 x 10cm surface area

–Seven cohorts followed for 90 days

•Physician and patient reported improvement of cellulite endpoints

•Topline results expected in 4Q12

Collagen Accumulation Can Result in Adhesive Capsulitis

Normal Shoulder Frozen Shoulder

Adhesive Capsulitis Represents an Unmet Medical Need

• Current treatment options have limited results

– non-steroidal pain relievers – oral steroids – corticosteroid injections

– physical therapy all with limited results.

• Manipulation of the shoulder under anesthesia or arthroscopic surgery can disrupt the frozen capsule

• There are currently no FDA approved non-surgical therapies for Frozen Shoulder

• We believe that XIAFLEX may act by thinning the thickened collagen capsule allowing improved range of motion of the affected shoulder.

Early Pilot Phase II Trial was Encouraging

• Drs. Wang and Badalamente at SUNY Stony Brook

– 60 subjects treated with varying doses of collagenase

– Following a single injection of collagenase, 8 subjects in the collagenase groups or approximately 16% achieved successful treatment outcomes

– In the subsequent open label portion, 46 subjects received additional injections of 0.58 mg of collagenase up to a total of 4 injections

– By the third injection, 43 of the 46 subjects in the open label extension or 93%, had achieved a response with increased shoulder motion

• Saline injection study

– Injected sterile saline under ultrasound guidance

– All subjects confirmed appropriate location of injection

– All injections confirmed as extraarticular

Frozen Shoulder – Phase IIa Dose Escalation Study

• To assess the safety and efficacy of XIAFLEX in the treatment of Frozen Shoulder

– Two doses (0.29 and 0.58 mg) given under ultrasound guidance

– Approximately 50 subjects across 4 cohorts

– Up to three injections 21 days apart

– Subjects followed for 90 days

• Endpoint will be range of motion parameters for the affected shoulder

• Topline results expected in the 1Q13

BTC Will Advance Clinical Studies in Canine and Human Lipomas

• Lipomas consist of normal fat encapsulated within a collagen capsule or shell

• Current treatment options for lipoma include liposuction or surgical excision

• There are no approved non-surgical therapies

• We believe XIAFLEX may be beneficial in lysing that collagen capsule allowing redistribution of the normal fat and reduction or disappearance of the palpable lipoma

XIAFLEX – Additional Data and Development Work Ongoing

• Some small pilot studies were conducted examining the effects of collagenase on lipomas in humans and animals.

• Investigators noted improvement in lipomas, specifically reduction in their size, following injections of collagenase.

• BTC is planning a pilot dose escalation study with treatment of benign lipomas with XIAFLEX in 14 human subjects.

• BTC is planning a study in 32 canines in which they will examine several doses for the treatment of benign lipomas with XIAFLEX.

Business Development Efforts Expected to Focus on Building Out Pipeline

•Leverage current infrastructure of Testim and XIAFLEX field forces with marketed products

•Seeking Phase II and later assets in Urology, Endocrinology, Rheumatology, and Orthopedics

•Niche products with specialty physician call points also represent development opportunities

2Q11 Financial Results ($ Millions)

Incr. /(Decr.)

2Q11 2Q10 $%

Total Revenues $ 65.9 $ 50.5 $15.5 31%

Cost of Goods Sold * $ 14.4 $ 11.5 $ 2.8 25%

Gross Profit $ 51.6 $ 39.0 $ 12.6 32%

% of Revenues 78% 77%

R & D Expense * $ 13.3 $ 11.1 $ 2.2 20%

SG&A Expense * $ 43.4 $ 41.2 $ 2.1 5%

Net Loss $(5.1) $(13.5) $ 8.3 62%

Earnings per share $(0.11) $(0.28) $ 0.18 62%

* Stock Based Comp Expense$ 4.0 $ 4.6 $(0.7)(15%)

Cash & Cash Equivalents $ 151.8

2011 Guidance

Global Testim Revenues	$200 - 210 million
Xiaflex:	
US Revenues	45 - 50 million
Ex US / Def Rev	9 - 11 million
Total Xiaflex	$54 - 61 million
Total Revenues	$254 – 271 million
R & D Expense	$60 - 70 million
S G & A Expense	$170 - 180 million
Net Income (Loss)	$(40) - (45) million
Stock Base Comp Expense	$15 - 20 million

AUXILIUM
Innovations for Life™

42

We Believe That Auxilium is Well-Positioned for Long-Term Growth

Establish XIAFLEX as the standard of care for Dupuytren’s contracture in the U.S.

•Maximize Testim in a changing competitive environment

•Support Pfizer’s launch of XIAPEX for the treatment of Dupuytren’s contracture

•Complete the Peyronie’s Disease double blind studies and announce top-line data in 2Q12

•Initiate phase IIa clinical trial for frozen shoulder in 4Q11 and Phase Ib trial for cellulite in early 2012

•Work collaboratively with BTC to assist them as they initiate studies using XIAFLEX

Our Vision Is to Become a Rapidly Growing, Profitable and Sustainable Biopharmaceutical Company

Shareholder value

Maximize Value of Testim and XIAFLEX

Deliver on Current Pipeline

Build Out Pipeline in Specialty Therapeutic Areas

Management Contact

James E. Fickenscher/CFO Auxilium Pharmaceuticals, Inc. (484) 321-5900 jfickenscher@auxilium.com

William Q. Sargent Jr./ VP IR Auxilium Pharmaceuticals, Inc. (484) 321-5900 wsargent@auxilium.com